UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event
 reported)                                       May 24, 2006
                                                 -------------------------------


                               L.B. Foster Company
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             (Exact name of registrant as specified in its charter)


Pennsylvania                       000-10436                      25-1324733
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(State or other jurisdiction       (Commission                (I.R.S. Employer
    of incorporation)              File Number)              Identification No.)


415 Holiday Drive, Pittsburgh, Pennsylvania                             15220
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(Address of principal executive offices)                              (Zip Code)


 Registrant's telephone number, including area code                412-928-3417
                                                                   -------------

                                      None
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into a Material Definitive Agreement

A.       2006 Omnibus Incentive Plan

On May 24, 2006, the Registrant's shareholders approved the 2006 Omnibus Incentive Plan (the "Omnibus Plan"). The Plan provides for the issuance of up to 500,000 shares of the Company's common stock (which may include newly issued or treasury shares) through the exercise of stock options or the grant of common stock.

Administration

The Board of Directors' Compensation Committee will administer the Omnibus Plan. Within the parameters set forth in the Omnibus Plan, the Committee has the authority to determine those key employees or directors who shall receive a discretionary award and the terms and conditions of each such award. The Committee may also prescribe regulations for the operation of the Omnibus Plan and interpret the Omnibus Plan and option or restricted stock agreements issued under the Omnibus Plan. In addition to discretionary awards made by the Committee, non-employee directors automatically shall be awarded 3,500 shares of common stock after each annual shareholders meeting, beginning with the annual shareholders' meeting on May 24, 2006. These automatic awards are described below under "Automatic Stock Awards".

Description

Stock options ("Options") and stock awards ("Stock Awards") may be granted, in the Committee's discretion, to key personnel and directors. Options and Stock Awards granted to non-employee directors are hereinafter respectively referred to as "Director Options" or "Director Awards". Options and Stock Awards are subject to the following provisions of the Omnibus Plan, and the terms and provisions of such options or stock awards need not be uniform:

      Options

         Exercise Price

         The exercise price of the Options is determined by the Committee, but shall be not less than the last reported sale price of the common stock on the NASDAQ National Market on the date of grant. The exercise price is payable in cash or other medium acceptable to the Company.

         Term

         The term of the Options is determined by the Committee, but shall not exceed 10 years from the date of grant.

Except as otherwise provided in the option agreement, Options, other than Director's Options, will terminate 30 days after termination of the participant's employment with the Company for any reason other than death, disability or retirement with the consent of the Company. Non-Employee Director Options are immediately exercisable for a period of 10 years from the date of the award. Except as otherwise provided in the option agreement, other discretionary Options may be exercised in cumulative annual installments, each for one-fourth of the total optioned shares, commencing one year from the date of grant.

      Stock Awards

         Automatic Stock Awards

         Commencing with the May 24, 2006 annual meeting of shareholders, each non-employee director automatically shall be granted a Director Award of 3,500 shares of fully vested common stock.

         Other  Stock Awards

         Stock Awards may also be granted to key personnel and directors in the discretion of the Committee. Such Stock
         Awards shall become vested and/or saleable pursuant to the terms of the applicable stock award agreement specified by the Committee.

      Amendments and Termination

The Board may at any time amend the Omnibus Plan or amend any outstanding award agreement for the purpose of satisfying any legal requirement or for any other legal permissible purpose; provided that an amendment shall not be deemed permissible if it would result in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, being inapplicable to any award. The Board may terminate the Plan at any time, but no such termination shall adversely affect the rights of any participant under any award previously granted in which the participant has a vested interest.

In the event of a stock dividend, recapitalization or merger in which the Company is the surviving corporation or other similar capital change, the number and shares of stock then outstanding or to be awarded thereunder, the maximum number of shares of stock or securities which may be issued on the exercise of Options granted under the Omnibus Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Board. In the event of a consolidation or a merger in which the Company is not the surviving corporation, or any other merger in which the shareholders of the Company exchange their shares of stock in the Company for stock of another corporation, or in the event of complete liquidation of the Company, or in the case of a tender offer accepted by the Board of Directors, all outstanding Options shall thereupon terminate, provided that the Board may, prior to the effective date of any such consolidation or merger, either (i) make all outstanding Options immediately exercisable or (ii) arrange to have the surviving corporation grant to the participants replacement Options on terms which the Board shall determine to be fair and reasonable.


B.       Board of Directors' Compensation

On  May  24,  2006,  the  Registrant's   Board  of  Directors  altered  the
compensation payable to the Registrant's outside directors. The annual fee paid to each of the Corporation's outside directors shall be the sum of (i) a $31,500 annual base fee for each Chairman of the Audit Committee, Compensation Committee and the Nomination & Governance Committee and a $29,000 annual base fee for other outside directors, plus $1,000 for each non-telephonic Board of Directors meeting attended (whether such attendance is in person or via telephone), $500 for each Committee meeting (telephonic or non-telephonic) attended and $500 for each telephonic Board of Directors meeting attended, payable quarterly in arrears, effective June 1, 2006; and (ii) pursuant to the 2006 Omnibus Plan, an annual grant of 3,500 shares of the Corporation's common stock as of each annual shareholders' meeting at which the outside director is elected (or re-elected) as a director of the Corporation, effective May 24, 2006.

C.       Amendment to Amended and Restated 1998 Long-Term Incentive Plan
         ("1998 Plan")

     Under the 1998 Plan, outside directors were automatically awarded non-qualified options to purchase 5,000 shares of Registrant's common stock when the director was elected or re-elected at an annual shareholders' meeting. Due to the Registrant's shareholders approving the 2006 Omnibus Incentive Plan on May 24, 2006, the 1998 Plan has been amended, effective May 24, 2006, so that outside directors no longer receive this automatic stock option grant.

D.         Special Bonus

     On May 24, 2006, pursuant to previous authorization from Registrant's Board of Directors, the Registrant agreed to provide John F. Kasel (Registrant's Sr. Vice President - Operations) with a special bonus arrangement. Subject to Mr. Kasel then being employed by L.B. Foster Company or any of its wholly owned subsidiaries (collectively the "Company"), the Company shall pay $35,750 to Mr. Kasel on each of August 10, 2006, August 10, 2007, August 10, 2008 and August 10, 2009 (or as soon thereafter as is practical but in all events no later than 2 1/2 months after the end of each applicable year) minus (for each payment) the amount, if any, by which the average closing price of the Company's common stock for all trading days from June 1 to July 31, inclusive, of the applicable year is less than $14.77/share, multiplied by 6,250.

Item 1.02         Termination of a Material Definitive Agreement

     Under the Outside Directors Stock Award Plan, Registrant's outside directors were automatically awarded 2,500 shares of Registrant's common stock when the director was elected or re-elected at an annual shareholders' meeting. Since Registrant's shareholders approved the Omnibus Plan on May 24, 2006, the Outside Directors Stock Award Plan has been terminated, effective May 24, 2006.

Item 9.01         Exhibits

10.34.1

Amendment, effective May 24, 2006, to Amended and Restated 1998 Long-Term Incentive Plan. **

10.52.1

Termination of Outside Directors Stock Award Plan, effective May 24, 2006. **

10.53

Directors Resolution dated May 24, 2006 under which outside directors compensation was established. **

10.57

2006 Omnibus Incentive Plan, effective May 24, 2006. **

10.58

Special Bonus Arrangement, effective May 24, 2006. **

---------------
** Identifies management contract or compensatory plan or arrangement required to be filed as an Exhibit.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                             L.B. FOSTER COMPANY
                                                             -------------------
                                                             (Registrant)


Date:  May 31, 2006
                                           /s/ Stan L. Hasselbusch
                                           -----------------------
                                           Stan L. Hasselbusch
                                           President and Chief Executive Officer

Exhibit Index


Exhibit Number                   Description

10.34.1 Amendment, effective May 24, 2006, to Amended and Restated 1998 Long-Term Incentive Plan. **

10.52.1 Termination of Outside Directors Stock Award Plan, effective May 24, 2006. **

10.53 Directors Resolution dated May 24, 2006 under which outside directors compensation was established. **

10.57                            2006 Omnibus Incentive Plan, effective
                                 May 24, 2006.  **

10.58                            Special Bonus Arrangement,
                                 effective May 24, 2006.  **

--------------
** Identifies management contract or compensatory plan or arrangement required to be filed as an Exhibit.